                                                                   EXHIBIT 10.19


                               SECOND AMENDMENT TO
            MORTGAGE LOAN WAREHOUSING AGREEMENT AND RELATED DOCUMENTS

                  THIS SECOND AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT AND RELATED DOCUMENTS (the "Amendment") is made and dated as of the 28th day of June, 1996, by and among NATIONSBANK OF TEXAS, N.A., a national banking association ("NationsBank"); THE BANK OF NEW YORK, a New York banking corporation; FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association; GUARANTY FEDERAL BANK FSB, a federal savings bank; THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"); SANWA BANK CALIFORNIA, a California banking corporation (each of the above individually a "Lender" and collectively the "Lenders"); NationsBank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"); AAMES CAPITAL CORPORATION, a California corporation (the "Company"); and AAMES FINANCIAL CORPORATION, a Delaware corporation and the sole shareholder of the Company (the "Guarantor"), and NBD BANK, a Michigan banking corporation, as the "Exiting Lender".

                                    RECITALS

                  A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of December 27, 1995, by and among the Administrative Agent, the Lenders (other than FNBC), the Exiting Lender, the Company and the Guarantor (as amended from time to time, the "Warehousing Agreement"), the Lenders (including the Exiting Lender but excluding FNBC) agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Warehousing Agreement.

                  B. The Company, the Guarantor and the Lenders desire to amend certain provisions of the Warehousing Agreement as more particularly described below.

                  NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. Assignment from Exiting Lender to FNBC. The parties hereto acknowledge and agree that on and as of the Effective Date (as defined in Paragraph 14 below) of this Amendment the Exiting Lender shall sell and assign to FNBC, and FNBC shall purchase and take from the Exiting Lender, all Obligations held by and owed to the Exiting Lender under the Warehousing Agreement. On and after the effective date of this Amendment: (a) FNBC shall have the rights and obligations of a Lender under this Agreement and the other Loan Documents, (b) FNBC shall assume the Maximum Commitment previously held by the Exiting Lender consistent with the terms of the Commitment Schedule attached hereto as Schedule I, and (c) the Exiting Lender



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
shall cease to be a "Lender" under the Warehousing Agreement, and shall have no rights or corresponding obligations under the Warehousing Agreement and the other Loan Documents.

         2. Addition of Letter of Credit Facility. To reflect the agreement of NationsBank and the other Lenders to permit NationsBank to issue a letter of credit for the account of the Company under the Warehousing Agreement and of the Lenders to participate therein to the extent of their respective Percentage
Shares:

                  (a) A new Paragraph 1A is hereby added to the Warehousing Agreement to read in its entirety as follows:

                  "1A.     Letter of Credit Facility.

                           1A(a) Issuance of Letter of Credit. On the terms and
subject to the conditions set forth herein, on the L/C Issuance Date NationsBank shall issue its letter of credit (as amended, extended and replaced from time to time, the "Letter of Credit") for the account of the Company in favor of Pacific Thrift and Loan Company, a California corporation, in an amount equal to the least of:

                                    (1) $2,500,000.00;

                                    (2) the Aggregate Credit Limit minus the
         aggregate dollar amount of Loans outstanding (including all Loans to be funded on the L/C Issuance Date but excluding all Loans which will be repaid by Loans requested to be funded on the L/C Issuance Date); and

                                    (3) the Collateral Value of the Warehouse
         Borrowing Base minus the aggregate dollar amount of all Tranche A Loans and Tranche C Loans outstanding (including all such Loans to be funded on the L/C Issuance Date but excluding all such Loans which will be repaid by Loans requested to be funded on the L/C Issuance Date); provided, however, that if the Collateral Value of the Warehouse Borrowing Base is insufficient to support the issuance of the Letter of Credit pursuant to this subparagraph (3) on the L/C Issuance Date, the Company may deliver to NationsBank Supplemental Cash Collateral in such amount which when added to the Collateral Value of the Warehouse Borrowing Base will be sufficient to support such issuance.

As a condition to the issuance by NationsBank of the Letter of Credit, the Company shall execute and deliver to NationsBank not less than two (2) Business Days prior to the date of requested issuance of the Letter of Credit a duly executed Letter of Credit Application, accompanied by all other documents, instruments and agreements as NationsBank may require (the "L/C Documents"). The Letter of Credit shall have a stated expiration date no later than the current regularly scheduled Maturity Date and may not be extended to a date beyond such date without the prior written consent of one hundred percent (100%) of the Lenders.



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
                           1A(b) Purchase of Participation Interests. Upon the
issuance of the Letter of Credit, the Lenders shall be automatically deemed to have purchased an undivided participation interest therein and in all rights and obligations relating thereto pro rata in accordance with their respective Percentage Shares.

                           1A(c) Repayment of L/C Drawings. Any drawing under
the Letter of Credit (a "L/C Drawing") shall be payable in full by the Company:
(1) prior to the occurrence of an Event of Default and acceleration of the Obligations, on the date NationsBank notifies the Administrative Agent and the Company (which notice may be telephonic) of such L/C Drawing if such notice is given prior to 11:30 a.m. (Los Angeles time), or on the next succeeding Business Day if given after 11:30 a.m. (Los Angeles time), or (2) following the occurrence of an Event of Default and acceleration of the Obligations, without demand upon or notice to the Company, on the date of such L/C Drawing. Any L/C Drawing not paid on the date when due shall accrue interest as provided in Paragraph 4(k) below, from and including such date to but not including the date paid in full. The Lenders hereby absolutely and unconditionally (including, without limitation, following the occurrence of an Event of Default) agree to purchase and sell among themselves the dollar amount of any L/C Drawing which is not paid on the date when due by the Company, so that each unrepaid L/C Drawing shall be held and participated in by the Lenders pro rata in accordance with their respective Percentage Shares.

                           1A(d) Absolute Obligation to Repay. The Company's
obligation to repay L/C Drawings shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and irrespective of any set-off, counterclaim or defense to payment which the Company may have or have had, against NationsBank, the Administrative Agent, any Lender or any other Person, including, without limitation, any set-off, counterclaim or defense based upon or arising out of:

                                    (1) Any lack of validity or enforceability
         of this Agreement or any of the other Loan Documents;

                                    (2) Any amendment or waiver of or any
         consent to departure from the terms of the Letter of Credit;

                                    (3) The existence of any claim, setoff,
         defense or other right which the Company or any other Person may have at any time against any beneficiary or any transferee of the Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting);

                                    (4) Any allegation that any demand,
         statement or any other document presented under the Letter of Credit is forged, fraudulent, invalid or insufficient in any respect, or that any statement therein is untrue or inaccurate in any respect whatsoever or that variations in punctuation, capitalization, spelling or format were contained in the drafts or any statements presented in connection with any L/C Drawing;

                                    (5) Any payment by NationsBank under the
         Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of



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
         the Letter of Credit, or any payment made by NationsBank under the Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of the Letter of Credit, including any arising in connection with any insolvency proceeding;

                                    (6) Any exchange, release or non-perfection
         of any Collateral; or

                                    (7) Any other circumstance or happening
         whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of the Company.

Nothing contained herein shall constitute a waiver of any rights of the Company against NationsBank arising out of the gross negligence or willful misconduct of NationsBank in connection with any Letter of Credit issued hereunder.

                           1A(e) Uniform Customs and Practice. The Uniform
Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of the Letter of Credit shall (unless otherwise expressly provided in the Letter of Credit) apply to the Letter of Credit.

                           1A(f) Relationship to Letter of Credit Application.
In the event of any inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Letter of Credit Application, the terms and provisions of this Agreement shall supersede and govern."

                           (b) Paragraph 1(a) of the Warehousing Agreement is
hereby amended to insert the phrase "and minus the L/C Available Amount and any unrepaid L/C Drawings as of such date" immediately preceding the semi-colon in subparagraph (1) thereof and immediately preceding the period in subparagraph
(2) thereof and to insert the phrase "plus any Supplemental Cash Collateral held by NationsBank" immediately following the reference to "Collateral Value of the Warehouse Borrowing Base" in subparagraph (2) thereof.

                           (c) Paragraph 2(a) of the Warehousing Agreement is
hereby amended to insert the phrase "and minus the L/C Available Amount and any unrepaid L/C Drawings as of such date" immediately preceding the period in subparagraph (3) thereof.

                           (d) Paragraph 3(a) of the Warehousing Agreement is
hereby amended to insert the phrase "and minus the L/C Available Amount and any unrepaid L/C Drawings as of such date" immediately preceding the semi-colon in subparagraph (2) thereof and immediately preceding the period in subparagraph
(3) thereof and to insert the phrase "plus any Supplemental Cash Collateral held by NationsBank" immediately following the reference to "Collateral Value of the Warehouse Borrowing Base" in subparagraph (2) thereof.

                           (e) Paragraph 5(d) of the Warehousing Agreement is
hereby amended: (1) to insert the phrase ", plus the L/C Available Amount and any unrepaid L/C Drawings as of such date" immediately preceding the period in subparagraph (1) thereof and immediately following the reference to "outstanding Tranche A Loans and Tranche C Loans" in the fourth line of subparagraph (3) thereof, (2) to insert the phrase "plus any Supplemental Cash Collateral held by NationsBank" immediately following the reference to "Collateral Value of the Warehouse Borrowing Base" in subparagraphs (1) and (3) thereof, and (3) to insert the phrase "or to NationsBank Supplemental Cash Collateral" following the reference to "Collateral Value" in the second to last line of Paragraph 5(d)(4).

                           (f) Paragraph 5(g) of the Warehousing Agreement is
hereby amended as follows:

                                    (1) Subparagraph (2) is hereby amended to
         read in its entirety as follows:

                           "(2) Then, to the Lenders, pro rata in accordance
                  with their respective Percentage Shares, until all outstanding Loans and unrepaid L/C Drawings and interest accrued thereon and all other Obligations have been paid in full, said amounts to be allocated first to interest and then, but only after all accrued interest has been paid in full, to principal of Loans and unrepaid L/C Drawings;"

                                    (2) A new subparagraph (3) is hereby added
         to read in its entirety as follows:

                           "(3) Then, and if but only if the Letter of Credit
                  remains outstanding, to the Administrative Agent to hold as cash collateral for the obligation of the Company to reimburse any future L/C Drawings as the same may occur; and"

                                    (3) Current subparagraph (3) is hereby
         redesignated as subparagraph "(4)".

                           (g) The language immediately following subparagraph
(3) of the "THEN" clause set forth in Paragraph 11 of the Warehousing Agreement is hereby amended and restated to read in its entirety as follows:

         "each Lender's obligation to make Loans hereunder shall terminate and/or the principal balance of outstanding Loans and interest accrued thereon and the aggregate contingent liability of the Company to reimburse NationsBank and the Lenders for future L/C Drawings with respect to the Letter of Credit and all other Obligations shall become immediately due and payable, without demand upon or presentment to the Company, which are hereby expressly waived by the Company."

                           (h) The definition of "Loan Documents" appearing in
Paragraph 15 of the Warehousing Agreement is hereby amended to insert the phrase ", the Letter of Credit, the



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
Letter of Credit Application, the L/C Documents" following the reference to "the Guaranty" in the second line thereof.

                           (i) Paragraph 15 of the Warehousing Agreement is
hereby amended to insert the following new definitions, in correct alphabetical order, to read in their entirety as follows:

                  "`L/C Available Amount' shall mean at any date the dollar amount available for drawing under the Letter of Credit at such date.

                  "`L/C Documents' shall have the meaning given such term in Paragraph 1A(a) above.

                  "`L/C Drawing' shall have the meaning given such term in Paragraph 1A(c) above.

                  "`L/C Fee Percentage' shall mean that percentage determined based upon the Leverage Ratio as reported in the most recent financial statements delivered by the Parent prior to the date of calculation of the monthly letter of credit facility fee payable pursuant to Paragraph 4(j)(5) above in accordance with the following schedule:

             Leverage Ratio                                 L/C Fee Percentage
             --------------                                 ------------------
         Less than or equal to 1.75:1.00                          0.875%

         Greater than 1.75:1.00 but less
         than or equal to 3.50:1.00                                1.00%

         Greater than 3.50:1.00                                    1.20%


                  "`L/C Issuance Date' shall mean the date upon which NationsBank shall issue the Letter of Credit.

                  "`Letter of Credit' shall have the meaning given such term in Paragraph 1A(a) above.

                  "`Letter of Credit Application' shall mean the standard form written application for the issuance of a letter of credit utilized by NationsBank in connection with the issuance of letters of credit in the nature of the Letter of Credit.

                  "`Supplemental Cash Collateral' shall mean cash delivered to and held by NationsBank for the pro rata, pari passu benefit of the Lenders as additional collateral



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         security for the Obligations and in which NationsBank for the pro rata pari passu benefit of the Lenders has been granted and has a first priority, perfected security interest."

                           (j) Paragraph 4(j) of the Warehousing Agreement is
hereby amended to insert new subparagraphs (5) and (6) to read in their entirety as follows:

                  "(5) To the Administrative Agent for the account of each Lender, a monthly non-refundable letter of credit facility fee, in advance (with the initial such fee to be payable on the L/C Issuance Date and to be pro rated if the L/C Issuance Date is not the first Business Day of a month), equal to the product of: (i) one-twelfth (1/12) of the L/C Facility Fee Percentage multiplied by (ii) such Lender's Percentage Share of the L/C Available Amount on the date of calculation of the monthly letter of credit facility fee, such monthly amount to be billed and payable in accordance with the provisions of Paragraph 4(b) above.

                  "(6) To NationsBank, in advance, an annual, non-refundable letter of credit issuance fee in an amount equal to 0.125% of the L/C Available Amount on the applicable payment date, with the initial such fee to be payable on the L/C Issuance Date (for the period from such date to the then currently scheduled Maturity Date) and such annual fee to be payable on each anniversary of such currently scheduled Maturity Date thereafter.

                           (k) Paragraph 5(a) of the Warehousing Agreement is
hereby amended to insert the phrase "and L/C Drawings" immediately following "Tranche C Loans" at the end of the first sentence thereof.

         3. Commitment Schedule. As of the Effective Date (as defined in Paragraph 14 below), the Commitment Schedule shall be as set forth on Schedule I attached hereto.

         4. Increase in Advance Rate. To reflect the agreement of the Lenders to increase the advance rate, subparagraph (a) of the definition of "Collateral Value of the Warehouse Borrowing Base" set forth in Paragraph 15 of the Warehousing Agreement is hereby amended to delete the percentage "ninety five percent (95%)" appearing in line two thereof and to replace the same with the percentage "ninety-eight percent (98%)".

         5. Modifications to Eligibility Requirements. To reflect the agreement of the Lenders to modify certain eligibility requirements for Mortgage Loans to be included in the Warehouse Borrowing Base, the definition of "Eligible Mortgage Loan" set forth in Paragraph 15 of the Warehousing Agreement is hereby amended as follows:

                  (a) Subparagraph (d) is hereby amended to delete the reference to "thirty (30) days" set forth therein and to replace the same with the phrase "sixty (60) days" and to add the following proviso immediately preceding the period at the end thereof: "provided, however, that in the event any payment under said Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying promissory note, the Collateral Value of said


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Mortgage Loan when added to the Collateral Value of all other Mortgage Loans included in the Warehouse Borrowing Base which are similarly delinquent does not exceed twenty percent (20%) of the Aggregate Credit Limit".

                  (b) Subparagraph (n) is hereby amended to delete the first reference to "five (5) Business Days" appearing therein and to replace the same with the phrase "seven (7) Business Days" and to delete the references to "thirty percent (30%)" and "twenty percent (20%)" appearing therein and to replace the same with the phrases "forty percent (40%)" and "thirty percent (30%)" respectively.

                  (c) Subparagraph (l) is hereby amended to delete the reference to "fifteen percent (15%)" appearing therein and to replace the same with the phrase "fifty percent (50%)".

         6. Waiver Authority of Administrative Agent. To reflect the agreement of the Lenders to permit the Administrative Agent to exercise limited discretion in determining whether to waive requirements for an "Eligible Mortgage Loan," the definition of "Eligible Mortgage Loan" is hereby amended to incorporate the following language following subparagraphs (a) through (u) thereof:

         "In determining the eligibility of any Mortgage Loan any of the requirements for eligibility (other than the requirements contained in subparagraphs (h), (i) and (m) above) may be waived by the Administrative Agent; provided, however, that any Mortgage Loan which is accepted by the Administrative Agent pursuant to such a waiver (an "Eligible Waiver Mortgage Loan") shall cease to be an Eligible Mortgage Loan upon notice of the retraction of such waiver given to the Company by the Administrative Agent unless at the time of giving such notice the deficiency which originally required such waiver has been cured; and, provided further, that the Collateral Value of such Mortgage Loan when added to the Collateral Value of all other Mortgage Loans included in the Warehouse Borrowing Base as Eligible Mortgage Loans pursuant to a waiver hereunder shall not exceed $5,000,000.00 at any date."

         7. Leverage Test. To reflect the agreement of the Lenders to permit the Parent to exclude certain subordinated Indebtedness of the Parent from the calculation of the Leverage Ratio and to otherwise modify the calculation thereof, effective as of the Effective Date but retroactive to February 26, 1996:

                  (a) The definition of "Average Total Liabilities" set forth in Paragraph 15 of the Warehousing Agreement is amended to insert the following proviso immediately prior to the period at the end of such definition:
"provided, however, that for purposes of this definition of `Average Total Liabilities,' the terms "Indebtedness" and "liabilities" shall in no event include Subordinated Debt so long as there does not exist a default with respect thereto".

                  (b) The definition of "Adjusted Net Worth" set forth in Paragraph 15 of the Warehousing Agreement is amended to delete the reference to "thirty-five percent" in subparagraph (c) thereof and to replace the same with the phrase "seventy-five percent (75%)"



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and to delete the reference to "two and one-half times" in subparagraph (d)
thereof and to replace the same with the phrase "four times".

         8. Additional Permitted Secured Debt. To reflect the agreement of the Lenders to allow the Company to incur additional Permitted Secured Debt in the form of arbitrage lines of credit and subordinated debt, Exhibit O to the Warehousing Agreement is hereby amended and replaced with a new Exhibit O in the form of that attached hereto as "Replacement Exhibit O".

         9. Funding Account. To reflect the agreement of the Lenders and the Company to maintain the Funding Account at Sanwa Bank California, the definition of "Funding Account" set forth in Paragraph 15 of the Warehousing Agreement is hereby amended to read in its entirety as follows:

                  "`Funding Account' shall mean Account No. 049918969 maintained in the Company's name with Sanwa Bank California.

         10. Financial Reporting Requirements. The parties hereby acknowledge and agree that all financial reports of the Company and the Parent required to be delivered under Paragraphs 9(a)(2) and 9(a)(3) of the Warehousing Agreement may be certified by the Chief Financial Officer of the Company and the Parent, respectively, or by any officer of the Company or the Parent authorized by such Chief Financial Officer to certify such financial reports .

         11. Supplement to Schedule II. To reflect the addition of FNBC as a Lender on Schedule II to the Warehousing Agreement, Schedule II to the Warehousing Agreement shall be deemed amended to add thereto the notice and other information concerning FNBC, as set forth on the Supplement to Schedule II attached hereto.

         12. Reaffirmation of Security Agreement. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Company under the Warehousing Agreement and this Amendment and (c) the Security Agreement remains in full force and effect in that such agreement constitutes a continuing first priority security interest in and lien upon the Collateral.

         13. Reaffirmation of Guaranty. Guarantor hereby acknowledges the terms and conditions agreed to by the Company, the Administrative Agent and the Lenders under this Amendment, and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of Guarantor or the rights of the Administrative Agent or the Lenders under the Guaranty or any other document or instrument made or given by Guarantor in connection therewith, (b) the term "Obligations" as used in the

Guaranty includes, without limitation, the Obligations of the Company under this Amendment, and (c) the Guaranty remains in full force and effect.

         14. Effective Date. This Amendment shall be effective as of the date (the "Effective Date") that the Administrative Agent receives (a) duly executed signature pages for this Amendment from each party hereto, and (b) duly executed signature pages from each party to that certain First Amendment to Security and Custodial Agreement in the form of that attached hereto as Exhibit 1.

         15. Modification of Related Documents. All reports and other forms utilized in connection with the day-to-day operations of the credit facility evidenced by the Warehousing Agreement shall be deemed modified consistent with the provisions of this Amendment.

         16.      Representations and Warranties.

                  (a) The Company hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                           (1) The Company has the corporate power and authority
and the legal right to execute, deliver and perform this Amendment and the other documents and instruments executed in connection herewith (collectively, the "Amendment Documents") and has taken all necessary corporate action to authorize the execution, delivery and performance of the Amendment Documents. The Amendment Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                           (2) At and as of the date of execution hereof and at
and as of the Effective Date and both prior to and after giving effect to the Amendment Documents: (i) the representations and warranties of the Company contained in the Warehousing Agreement and the other Loan Documents are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

                  (b) Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                           (1) Guarantor has the corporate power and authority
and legal right to execute, deliver and perform the terms of this Amendment and has reviewed and approved this Amendment. This Amendment has been duly executed and delivered on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

                           (2) At and as of the date of execution hereof and at
and as of the Effective Date and both prior to and after giving effect to the Amendment Documents: (i) the representations and warranties of Guarantor contained in the Warehousing Agreement and the

Guaranty are accurate and complete in all respects, and (ii) there has not occurred any default under the Guaranty.

         17. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

         18. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                             AAMES CAPITAL CORPORATION,
                             a California corporation


                             By     /s/ Gregory J. Witherspoon
                                    -------------------------------------------
                             Name   Gregory J. Witherspoon
                                    -------------------------------------------
                             Title  Executive Vice President-Finance
                                    -------------------------------------------


                             AAMES FINANCIAL CORPORATION,
                             a Delaware corporation, as Parent and Guarantor

                             By     /s/ Gregory J. Witherspoon
                                    -------------------------------------------
                             Name   Gregory J. Witherspoon
                                    -------------------------------------------
                             Title  Executive Vice President-Finance
                                    -------------------------------------------



                             NATIONSBANK OF TEXAS, N.A., a national
                             banking association, as the Administrative Agent and a Lender


                             By     /s/ Elizabeth Kurilecz
                                    -------------------------------------------
                             Name   Elizabeth Kurilecz
                                    -------------------------------------------
                             Title  Senior Vice President
                                    -------------------------------------------

                             THE BANK OF NEW YORK, a New York banking corporation, as a Lender


                             By /s/ Marci H. Shapiro
                                _______________________________________________

                             Name Marci H. Shapiro
                                  _____________________________________________

                             Title Senior Vice President
                                   ____________________________________________


                             FIRST UNION NATIONAL BANK OF NORTH
                             CAROLINA, a national banking association, as a Lender


                             By /s/ Carolyn Eskridge
                                _______________________________________________

                             Name Carolyn Eskridge
                                  _____________________________________________

                             Title Senior Vice President
                                   ____________________________________________


                             THE FIRST NATIONAL BANK OF CHICAGO,
                             as a Lender


                             By /s/ Anne H. Chudacoff
                                _______________________________________________

                             Name Anne H. Chudacoff
                                  _____________________________________________

                             Title Vice President
                                   ____________________________________________


                             GUARANTY FEDERAL BANK FSB,
                             as a Lender


                             By /s/ Abbie Y. Tidmore
                                _______________________________________________

                             Name Abbie Y. Tidmore
                                  _____________________________________________

                             Title Vice President
                                   ____________________________________________

                             SANWA BANK CALIFORNIA, as a Lender


                             By /s/ John C. Hyche
                                __________________________________
                             Name   John C. Hyche
                                  ________________________________
                             Title  Vice President
                                   _______________________________


                             NBD Bank, as the Exiting Lender


                             By /s/ Anne H. Chudacoff
                                __________________________________
                             Name  Anne H. Chudacoff
                                  ________________________________
                             Title  Vice President
                                   _______________________________





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
                                   Schedule I
                               Commitment Schedule
                              (as of June 28, 1996)


Lender                                 Maximum Commitment     Percentage Share
- ------                                 ------------------     ----------------
NationsBank of Texas, N.A.                $ 22,000,000              22.00

The Bank of New York                      $ 15,600,000              15.60

First Union National Bank of              $ 15,600,000              15.60
       North Carolina

Guaranty Federal Bank                     $ 15,600,000              15.60

The First National Bank of Chicago        $ 15,600,000              15.60

Sanwa Bank California                     $ 15,600,000              15.60
                                          ------------              -----

      Facility Total                      $100,000,000                100%




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
                            Supplement to Schedule II
                       THE FIRST NATIONAL BANK OF CHICAGO


Primary Contact     Denise Lee        Backup Contact      Kathy Lansky
Telephone           312-732-6455      Telephone           312-732-6982
Fax                 312-732-3852      Fax                 312-732-3852


         Wiring Instructions:  The First National Bank of Chicago
                               Chicago, Illinois
                               ABA # 071000013
                               Credit:  Incoming Clearing DES #247-165
                               Re:  Aames Corporation
                               Attn:  Denise Lee

                                                           REPLACEMENT EXHIBIT O

                             PERMITTED SECURED DEBT

1. Other warehouse lines of credit secured by Mortgage Loans owned by the Company provided that an Intercreditor And Joint Shipment Agreement has been executed and delivered to the Administrative Agent by the lenders under such other warehouse lines of credit; provided, however, that an Intercreditor and Joint Shipment Agreement shall not be required from National Westminster Bank PLC in connection with Indebtedness described in item 2 below.

2. Indebtedness secured by Mortgage Loans owned by the Company pursuant to that certain Interim Loan and Security Agreement dated as of April 21, 1995 between the Company and National Westminster Bank PLC, New York Branch and Nassua Branch.

3. Indebtedness secured by the Company's residual interest certificates in REMIC trusts in an aggregate amount not to exceed $50,000,000.00.

4. Indebtedness under arbitrage lines of credit secured by readily marketable investment securities purchased with the proceeds of advances thereunder in an aggregate amount not to exceed $60,000,000.

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